Exhibit 99.5

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made and entered into as of 12th day of September, 2007, by and among Lincoln International Corporation, a Delaware corporation (the “Company”), and Barron Partners L.P., a Delaware limited partnership, and the other investors who execute this Agreement. (collectively, the “Investors” and each, an “Investor”). Unless defined otherwise, capitalized terms herein shall have the identical meaning as in the Securities Purchase Agreement of even date herewith (the “Purchase Agreement”), by and among the Company and the Investors.

PRELIMINARY STATEMENT

WHEREAS, pursuant to the Purchase Agreement, the Investors are purchasing an aggregate of 3,703,704 shares of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), with each share of Series A Preferred Stock being initially convertible into 7.5 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), subject to adjustment, (ii) common stock purchase warrants (the “Warrants”) to purchase 41,250,000 shares of Common Stock at $0.17 1/3 per share, and (iii) Warrants to purchase 45,000,000 shares of Common Stock at $0.20 per share (the shares of Common Stock that are issuable upon conversion of the Series A Preferred Stock, and the shares of Common Stock that are issuable upon exercise of the Warrants, are referred to collectively hereinafter as the “Shares”); and

WHEREAS, upon filing of a restated certificate of incorporation, as required by the Purchase Agreement, the Company will effect a one-for-7.5 reverse split, which will result in each share of the Series A Preferred Stock being convertible into one share of Common Stock, and the number of shares of Common Stock and the exercise prices of the Warrants reflecting the reverse split; and

WHEREAS, the ability of the Investors to sell their Shares is subject to certain restrictions under the 1933 Act; and

WHEREAS, as a condition to purchase of the Series A Preferred Stock and Warrants pursuant to the Purchase Agreement, the Company has agreed to provide the Investors with a mechanism that will permit the Investors to sell the Shares in the future.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements, and subject to the terms and conditions herein contained, the parties hereto hereby agree as follows:

ARTICLE I

INCORPORATION BY REFERENCE

1.1.  Incorporation by Reference. The foregoing recitals and the Exhibits attached hereto and referred to herein, are hereby acknowledged to be true and accurate, and are incorporated herein by this reference.

1.2.  Supersedes Other Agreements. This Agreement, to the extent that it is inconsistent with any other instrument or understanding among the parties relating to the subject matter of this Agreement, shall supersede such instrument or understanding to the fullest extent permitted by law. A copy of this Agreement shall be filed at the Company’s principal office.

1.3.  Definitions. All terms defined in the Purchase Agreement and used in this Agreement shall have the same meanings in this Agreement as in the Purchase Agreement. As used in this Agreement the following terms shall have the meanings hereinafter set forth.

(i)  “Excusable Reason” shall have the meaning set forth in Section 2.6 of this Agreement.

(ii)  “Filing Date” shall mean, with respect to the Initial Registration Statement, the 60th calendar day following the date hereof and, with respect to any Subsequent Registration Statements, the later of (a) ninety (90) days after the Company receives a demand for registration of additional Registrable Securities or (b) the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities. If any Filing Date or Required Effectiveness Date occurs on a date which is either (x) a Saturday, Sunday or day on which banks in the State or New York are authorized or required to be closed on all or part of the normal business day or (y) the SEC is closed for all or a portion of the business day, the Filing Date or Required Effective Date, as the case may be, shall the next day which is not a day described in clauses (x) or (y).

(iii)  “Initial Registration Statement” shall mean the Registration Statement filed pursuant to Section 2.2 of this Agreement.

(iv)  “Subsequent Registration Statements” shall mean one or more Registration Statements filed pursuant to Section 2.3 of this Agreement.

(v)  “Registrable Securities” shall mean and include the Shares issuable upon conversion of the Series A Preferred Stock and upon exercise of the Warrants issued pursuant to the Purchase Agreement and upon conversion of share of Series A Preferred Stock issued pursuant to the liquidated damages provisions of this Agreement or the Purchase Agreement. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when (a) they have been effectively registered under the 1933 Act and disposed of in accordance with the registration statement covering them, (b) they are or may be freely traded without registration pursuant to Rule 144, or (c) they have been otherwise transferred and new certificates for them not bearing a restrictive legend have been issued by the Company and the Company shall not have “stop transfer” instructions against them.

(vi)  “Registration Expenses” shall mean all expenses incident to the Company’s performance of or compliance with its obligations under this Agreement, including, without limitation, all registration, filing, listing, stock exchange and NASD fees, all fees and expenses of complying with state securities or blue sky laws (including fees, disbursements and other charges of counsel for the underwriters only in connection with blue sky filings), all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees, disbursements and other charges of counsel for the Company and of its independent public accountants, including the expenses incurred in connection with “cold comfort” letters required by or incident to such performance and compliance, any fees and disbursements of underwriters customarily paid by the issuer of securities, but excluding from the definition of Expenses underwriting and discounts and brokerage commissions and applicable transfer taxes, if any, or legal and other expenses incurred by any sellers, which discounts, commissions, transfer taxes and legal and other expenses shall be borne by the seller or sellers of Registrable Securities in all cases.

(vii)  “Registration Statement” shall mean the registration statement required to be filed pursuant to Section 2.2 of this Agreement hereunder and any additional registration statements contemplated by Section 2.3, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

(viii)  “Required Effective Date” shall mean the first to occur of (i) 120 days following the Filing Date with respect to the Registration Statement, (ii) ten (10) days following the receipt of a “No Review” or similar letter from the SEC or (iii) the third (3rd) business day following the day the Company receives notice from the SEC that the SEC has determined that the Registration Statement eligible to be declared effective without further comments by the SEC; provided, however, that in no event shall the Required Effective Date of a Subsequent Registration Statement be earlier than the earliest date on which, based on SEC Guidance, the SEC will declare effective such Additional Registration Statement.

(ix)  “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

(x)  “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

(xi)  “Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

(xii)  “SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.

ARTICLE II

REQUIRED REGISTRATION OF REGISTRABLE SECURITIES

2.1.  Registrable Securities. The Company shall file one or more Registration Statements covering the Registrable Securities as provided in Sections 2.2 and 2.3 of this Agreement.

2.2.  Registration of Registrable Securities. The Company shall prepare and file the Initial Registration Statement covering the sale of such number of shares of the Registrable Securities as the Investors shall elect by written notice to the Company, and absent such election, covering the sale of all of the Registrable Securities. The Company shall use its best efforts to cause the Registration Statement to be declared effective by the SEC on the Required Effective Date. Subject to SEC Guidance on the number of Shares which may be registered pursuant to Rule 415, nothing contained in this Agreement shall be deemed to limit the number of Registrable Securities to be registered by the Company hereunder. As a result, should the Registration Statement not relate to the maximum number of Registrable Securities acquired by (or potentially acquirable by) the holders of the Shares of the Company issued to the Investor pursuant to the Purchase Agreement and the Warrants, other than as a result of the election by the holder thereof not to have Shares included in the Registration Statement (unless such election was made with a view to meeting the SEC Guidance relating to Rule 415), the Company shall be required to promptly file a separate registration statement (utilizing Rule 462 promulgated under the 1933 Act, if applicable, to the extent that it may do so) relating to such Registrable Securities which then remain unregistered, subject to the SEC Guidance on the earliest day on which such Registration Statement may be filed. The provisions of this Agreement shall relate to any such separate registration statement as if it were an amendment to the Registration Statement. No shares of Common Stock or other securities shall be included in the Initial or any Subsequent Registration Statement other than Shares issued or issuable to the Investors and their transferees who hold Registrable Securities; it being understood that the Initial and Subsequent Registration Statements shall relate solely to Registrable Securities, and the Company shall not file any registration statement with respect to other securities if the effect thereof would be to impair the ability of the Investors to have registered the maximum number of Registrable Securities which are permitted based on SEC Guidance.

2.3.  Subsequent Registration. Subject to the limitations of Section 2.2, at any time and from time to time, the Investors may request the registration under the 1933 Act on a Subsequent Registration Statement of all or part of the Registrable Securities not previously sold or subject to an effective registration statement. Subject to the conditions of Section 2.6 of this Agreement, the Company shall use its commercially reasonable best efforts to file such registration statement under the 1933 Act by the Filing Date and have the Subsequent Registration Statement declared effective by the Required Effective Date. The Company shall notify the Investor promptly when any such Registration Statement has been declared effective. The parties intend that all Registrable Securities are to be registered pursuant to this Section 2.2, and that this Section 2.3 is intended to provide the Investors with registration rights in the event that all of the Registrable Securities are not included in the Registration Statement required by Section 2.2, either because the number of Registrable Securities had to be reduced in order for the offering to be deemed a secondary offering under Rule 415 based on SEC Guidance or because the Investors believed that the SEC Guidance would not permit the registration of all of the Registrable Securities. If more than eighty percent (80%) of the Shares have been registered and sold (either pursuant to the Registration Statement or Rule 144), the Company’s obligations under this Article II shall terminate.

2.4.  Registration Statement Form. Registrations under Section 2.2 and Section 2.3 shall be on the appropriate registration form of the SEC as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the Registration Statement; provided, however, such intended method of disposition shall not include an underwritten offering of the Registrable Securities.

2.5.  Expenses. The Company will pay all Registration Expenses in connection with any Initial or Subsequent Registration Statement or any registration statement in which Registrable Securities are included pursuant to Article III of this Agreement.

2.6.  Effective Registration Statement. A Initial or Subsequent Registration Statement shall not be deemed to have been effected, other than for an Excusable Reason, as hereinafter defined, (i) unless a registration statement with respect thereto has become effective, provided that a registration which does not become effective after the Company filed a registration statement with respect thereto solely by reason of the refusal to proceed of any holder of Registrable Securities (other than a refusal to proceed based upon the advice of counsel in the form of a letter signed by such counsel and provided to the Company relating to a disclosure matter unrelated to such holder) shall be deemed to have been effected by the Company, (ii) if, after it has become effective, such registration statement becomes subject to any stop order, injunction or other order or extraordinary requirement of the SEC or other governmental agency or court for any reason and such stop order or other action continues in effect for five trading days or (iii) if, after it has become effective, such registration ceases to be effective for more than twenty (20) days other than for an Excusable Reason, including any failure of the Company to keep the registration statement current. An “Excusable Reason” means the occurrence of negotiations with respect to a material agreement prior to either the announcement of the execution of the agreement or the termination of the negotiations with respect to such proposed agreement and other similar material corporate events to which the Company is a party or expects to be a party if, in the reasonable judgment of the Company, disclosure of the negotiations or other event would be adverse to the best interests of the Company provided that the Company is continuing to treat such negotiations as confidential and provided further that the period during which the Company is precluded from filing the registration statement (or suspended the use of an effective registration statement) as a result thereof has not exceeded twenty (20) trading days in the aggregate, and provided further that the Company shall not be permitted to avoid filing a registration statement (or to suspend the use of an effective registration statement) for an Excusable Reason more than one time in any twelve-month period. An Excusable Reason shall also include acts of God and closure of the SEC.

2.7.  Plan of Distribution. The Company hereby agrees that the Registration Statement shall include a plan of distribution section reasonably acceptable to the Investors; provided, however, such plan of distribution section shall be modified by the Company so as to not provide for the disposition of the Registrable Securities on the basis of an underwritten offering.

2.8.  Liquidated Damages.

(i)  In the event (a) the Company does not file an Initial or Subsequent Registration Statement by the Filing Date, or (b) the Registration Statement is not declared effective by the Required Effectiveness Date, or (c) if the Registrable Securities are registered pursuant to an effective Registration Statement and such Registration Statement or other Registration Statement(s) demanded by Investor including the Registrable Securities is not effective in the period from the Required Effective Date through two years following the date hereof other than for an Excusable Reason, the Company shall, for each such day (x) after the Filing Date that the Company shall not have filed the Registration Statement, (y) after the Required Effectiveness Date that the Registration Statement shall not have been declared effective, or (z) during which the Registration Statement is not effective as required by clause (c) of this Section 2.8(i), issue to the Investor, as liquidated damages and not as a penalty, 1,217 shares of Series A Preferred Stock for any such day (based on a 365 day working calendar year), such issuance shall be made no later than the tenth business day of the calendar month next succeeding the month in which such day occurs; provided, however, that if the Registration Statement does not cover, or registration has not been requested for, whether as a result of SEC Guidance with respect to Rule 415 or otherwise, the Registrable Securities issuable upon conversion of all of the shares of Series A Preferred Stock that were issued by the Company, the liquidated damages per day shall be the percentage of 1,217 shares that the number of Registrable Securities then subject to, or proposed to be included in, the Registration Statement bears to the total number Registrable Securities issued or issuable upon conversion of all of the Series A Preferred Stock that were initially issued to the Investors. However, in no event shall the Company be required to pay any liquidated damages under this Section 2.8 in an amount exceeding 550,000 shares of Series A Preferred Stock in the aggregate (as adjusted pursuant to the terms of the Certificate of Designation). Any Registrable Securities which has been sold pursuant to a Registration Statement shall not be deemed to be Shares covered by the Registration Statement.

(ii)  Notwithstanding the provisions of Section 2.8(i):

(a)   In the event that the Company shall fail to file the Registration Statement by the Filing Date but the Registration Statement shall have been declared effective by the Required Effectiveness Date, then no liquidated damages shall be payable with respect to the failure to file by the Filing Date. The Company may defer the issuance of any such shares of Series A Preferred Stock until the first date after the Required Effectiveness Date that the Company is required to pay liquidated damages pursuant to Section 2.8(i).

(b)   Any liquidated damages payable as a result of the failure to file the Registration Statement by the Filing Date shall be credited against liquidated damages payable as a result of the failure of the Registration Statement to be declared effective by the Required Effectiveness Date.

(c)   No fractional shares shall be issued. Any fractional shares which would otherwise be issued on any date on which Preferred Stock is to be issued pursuant to Section 2.8(i) of this Agreement, shall be carried forward; provided, however, that if, at the expiration of the period during which liquidated damages is payable there remains a fractional shall which has not been applied to liquidated damages, the Company shall have no further obligation to issue such fractional share.

(iii)  In no event shall the Company be required to pay any liquidated damages in the event that the failure of the registration statement to be declared effective on the Required Effective Date results in whole or in part from either (a) the failure of any Investor to provide information relating to the Investor and its proposed method of sale or any other information concerning the Investor that is required to be included in the registration statement or (b) any delays resulting from questions raised by the SEC or any other regulatory agency, market or exchange concerning any Investor or the affiliates of any Investor.

(iv)  The parties hereto agree that the liquidated damages provided for in this Section 2.8 constitute a reasonable estimate of the damages that may be incurred by the Investor by reason of the failure of the Registration Statement(s) to be filed or declared effective in accordance with the provisions hereof.

(v)  The obligation of the Company terminates when the Investor no longer holds more than ten percent (10%) of the Registrable Securities, based on the number of Registrable Securities initially issuable pursuant to the Purchase Agreement and any shares issued due to adjustments in these transaction documents and the Warrants.

ARTICLE III

INCIDENTAL REGISTRATION RIGHTS

3.1.  Right To Include (“Piggy-Back”) Registrable Securities. Provided that the Registrable Securities have not been registered, if at any time after the date hereof but before the second anniversary of the date hereof, the Company proposes to register any of its securities under the 1933 Act (other than by a registration in connection with an acquisition in a manner which would not permit registration of Registrable Securities for sale to the public, on Form S-8, or any successor form thereto, on Form S-4, or any successor form thereto and other than pursuant to Section 2), on an underwritten basis (either best-efforts or firm-commitment), then, the Company will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders of Registrable Securities’ rights under this Section 3.1. Upon the written request of any such holders of Registrable Securities made within ten (10) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holders of Registrable Securities and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, use its commercially reasonable best efforts to effect the registration under the 1933 Act of the Registrable Securities, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of such Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register, provided that if, at any time after written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holders of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of this obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under Section 2, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 3.1 shall relieve the Company of its obligation under Section 2 of this Agreement other than with respect to Registrable Securities registered and sold pursuant to such registration statement. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.1.

3.2.  Priority In Incidental Registrations. If the managing underwriter of the underwritten offering contemplated by this Section 3 shall inform the Company and holders of the Registrable Securities requesting such registration by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (i) first securities proposed by the Company to be sold for its own account, and (ii) second to holders of securities having demand registration rights and exercising such rights in connection with such registration statement, (iii) third Registrable Securities, and for (iv) fourth to securities of other selling security holders (including officers, directors and 5% stockholders, subject to any lock-up agreements with such persons) who requested to be included in such registration.

ARTICLE IV

REGISTRATION PROCEDURES

4.1.  Registration Procedures. If and whenever the Company is required to effect the registration of any Registrable Securities under the 1933 Act as provided in Section 2.2 and, as applicable, 2.3, the Company shall, as expeditiously as possible:

(i)  prepare and file with the SEC the Registration Statement, or amendments thereto, to effect such registration (including such audited financial statements as may be required by the 1933 Act or the rules and regulations promulgated thereunder) and thereafter use its commercially reasonable best efforts to cause such registration statement to be declared effective by the SEC, as soon as practicable, but in any event no later than the Required Effectiveness Date (with respect to a registration pursuant to Section 2.2); provided, however, that before filing such registration statement or any amendments thereto, the Company will furnish to the counsel selected by the holders of Registrable Securities which are to be included in such registration, copies of all such documents proposed to be filed;

(ii)  with respect to any Initial or Subsequent Registration Statement, prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such registration statement until the earlier to occur of thirty six (36) months after the date of this Agreement (subject to the right of the Company to suspend the effectiveness thereof for an Excusable Reason (each a “Black-Out Period”)) or such time as all of the securities which are the subject of such registration statement cease to be Registrable Securities (such period, in each case, the “Registration Maintenance Period”). The Company shall notify the Investors within twenty four (24) hours prior to any Black-Out Period;

(iii)  furnish to each holder of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the 1933 Act, in conformity with the requirements of the 1933 Act, and such other documents, as such holder of Registrable Securities and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such holder of Registrable Securities;

(iv)  use its commercially reasonable best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other U.S. federal or state securities laws or U.S. state blue sky laws as any U.S. holder of Registrable Securities thereof shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary to enable such holder of Registrable Securities to consummate the disposition in such jurisdictions of the securities owned by such holder of Registrable Securities, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

(v)  use its commercially reasonable best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the U.S. holder of Registrable Securities thereof to consummate the disposition of such Registrable Securities;

(vi)  furnish to each holder of Registrable Securities who requests, a signed counterpart, addressed to such holder of Registrable Securities, and the underwriters, if any, of an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), such opinion to be in the form filed as Exhibit 5 to the registration statement, and

(vii)  notify the Investors and their counsel promptly and confirm such advice in writing promptly after the Company has knowledge thereof:

(a)   when the Registration Statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

(b)   of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus or for additional information;

(c)   of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings by any Person for that purpose; and

(d)   of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

(viii)  notify each holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material facts required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such holder of Registrable Securities promptly prepare and furnish to such holder of Registrable Securities a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(ix)  use its commercially reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

(x)  otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder;

(xi)  enter into such agreements and take such other actions as the Investors shall reasonably request in writing (at the expense of the requesting or benefiting Investors) in order to expedite or facilitate the disposition of such Registrable Securities; and

(xii)  use its commercially reasonable best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities are then listed.

     The Company may require each holder of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such holder of Registrable Securities and the distribution of such securities as the Company may from time to time reasonably request in writing. In this connection, the Investors shall

(a)   furnish the information as to any shares of Common Stock or other securities of the Company owned by the holder, the holder’s proposed plan of distribution, any relationship between the holder and the Company and any other information which the Company reasonably requests in connection with the preparation of the registration statement and update such information immediately upon the occurrence of any events or condition which make the information concerning the Seller inaccurate in any material respect;

(b)   not sell any Registrable Securities pursuant to the registration statement except in the manner set forth in the Registration Statement;

(c)   comply with the prospectus delivery requirements and the provisions of Regulation M of the SEC pursuant to the 1933 Act to the extent that such regulation is applicable to the holder;

(d)   not sell or otherwise transfer or distribute any Registrable Securities if the holder possesses any material nonpublic information concerning the Company.

4.2.  The Company will not file any registration statement pursuant to Section 2.2 or Section 2.3, or amendment thereto or any prospectus or any supplement thereto to which the Investors shall reasonably object, provided that the Company may file such documents in a form required by law or upon the advice of its counsel.

4.3.  The Company represents and warrants to each holder of Registrable Securities that it has obtained all necessary waivers, consents and authorizations necessary to execute this Agreement and consummate the transactions contemplated hereby other than such waivers, consents and/or authorizations specifically contemplated by the Purchase Agreement.

4.4.  Each holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (viii) of Section 4.1, such Holder will forthwith discontinue such holder of Registrable Securities’ disposition of Registrable Securities pursuant to the Registration Statement relating to such Registrable Securities until such holder of Registrable Securities’ receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (viii) of Section 4.1 and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

ARTICLE V

UNDERWRITTEN OFFERINGS

5.1.  Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the 1933 Act as contemplated by Section 3.1 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in Section 3.1 and subject to the provisions of Section 3.2, use its commercially reasonable best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters. In no event shall any Investors be deemed an underwriter for purposes of this Agreement. This Article V shall not apply to any Registrable Securities theretofore registered pursuant to Article II of this Agreement.

5.2.  Participation In Underwritten Offerings. No holder of Registrable Securities may participate in any underwritten offering under Section 3.1 unless such holder of Registrable Securities (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the holders of a majority of Registrable Securities to be included in such underwritten offering and (ii) completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements. Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) shall require any holder of Registrable Securities to make a representation or warranty to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by such holder of Registrable Securities expressly for use in the related registration statement or representations, warranties or agreements regarding such holder of Registrable Securities, such holder’s Registrable Securities and such holder’s intended method of distribution and any other representation required by law.

5.3.  Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the 1933 Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of such holders’ and such underwriters’ respective counsel, to conduct a reasonable investigation within the meaning of the 1933 Act.

ARTICLE VI

INDEMNIFICATION

6.1.  Indemnification by the Company. In the event of any registration of any securities of the Company under the 1933 Act, the Company will, and hereby does agree to indemnify and hold harmless the holder of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of the 1933 Act against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the 1933 Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability, (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder or underwriter stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the 1933 Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person’s failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the 1933 Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or an amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such holder.

6.2.  Indemnification by the Investor. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from the prospective holder of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6.1) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the 1933 Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such holder of Registrable Securities specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by the Investor. The indemnification by the Investor shall be limited to Fifty Thousand ($50,000) Dollars.

6.3.  Notices Of Claims, Etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Sections 6.1 and Section 6.2, such indemnified party will, if claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Sections 6.1 and Section 6.2, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such reasonable judgment of counsel to the indemnified party, a conflict of interest, as hereinafter defined, between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party. If the defendants in any action covered by this Section 6.3 include both the indemnified party and the indemnifying party and counsel for the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party (collectively, a “conflict of interest”), the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party. Such counsel shall be selected by the holders of a majority of the shares of Common Stock having an indemnity claim against the Company, whether pursuant to this Agreement or any other agreements which provide such or similar indemnity.

6.4.  Other Indemnification. Indemnification similar to that specified in Sections 6.1 and Section 6.2 (with appropriate modifications) shall be given by the Company and each holder of Registrable Securities (but only if and to the extent required pursuant to the terms herein) with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the 1933 Act.

6.5.  Indemnification Payments. The indemnification required by Sections 6.1 and Section 6.2 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

6.6.  Contribution.

(i)  If the indemnification provided for in Sections 6.1 and Section 6.2 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the holder of Registrable Securities or underwriter, as the case may be, on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the holder of Registrable Securities or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the holder of Registrable Securities or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the purchasers bear to the gain, if any, realized by all selling holders participating in such offering or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the holder of Registrable Securities or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the holder of Registrable Securities or by the underwriter and the parties’ relative intent, knowledge, access to information supplied by the Company, by the holder of Registrable Securities or by the underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained herein, and in no event shall the obligation of any indemnifying party to contribute under this Section 6.6 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for hereunder had been available under the circumstances.

(ii)  The Company and the holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 6.6 were determined by pro rata allocation (even if the holders of Registrable Securities and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth herein, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

(iii)  Notwithstanding the provisions of this Section 6.6, no holder of Registrable Securities or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any such holder, the net proceeds received by such holder from the sale of Registrable Securities in the applicable Registration Statement or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE VII

RULE 144

7.1.  Rule 144. The Company shall use its commercially reasonable efforts to file in a timely manner the reports required to be filed by the Company under the 1933 Act and the 1934 Act (including but not limited to the reports under Sections 13 and 15(d) of the 1934 Act referred to in subparagraph (c) of Rule 144) and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, will, upon the request of any holder of Registrable Securities, make publicly available other information) and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (a) Rule 144, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with the requirements of this Section 7.1.

ARTICLE VIII

MISCELLANEOUS

8.1.  Amendments And Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of fifty-one percent (51%) or more of the sum of the Shares issued at such time, plus Shares issuable upon conversion of the Series A Preferred Stock or exercise of the Warrants (if such Securities were not fully exercised or converted in full as of the date such consent if sought without regard to the 4.9% Limitation, as defined in the Purchase Agreement). Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 8.1, whether or not such Registrable Securities shall have been marked to indicate such consent.

8.2.  Nominees For Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof shall be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number of percentage of shares of Registrable Securities held by a holder or holders of Registrable Securities contemplated by this Agreement. The Company may require assurances reasonably satisfactory to it of such owner’s beneficial ownership or such Registrable Securities.

8.3.  Notices. Except as otherwise provided in this Agreement, all notices, requests and other communications to any Person provided for hereunder shall be in writing and shall be given to such Person (a) in the case of a party hereto other than the Company, addressed to such party in the manner set forth in the Purchase Agreement or at such other address as such party shall have furnished to the Company in writing, or (b) in the case of any other holder of Registrable Securities, at the address that such holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Registrable Securities who has furnished an address to the Company, or (c) in the case of the Company, at the address set forth on the signature page hereto, to the attention of its President, or at such other address, or to the attention of such other officer, as the Company shall have furnished to each holder of Registrable Securities at the time outstanding. Each such notice, request or other communication shall be effective (i) upon receipt after such communication is deposited in the mail with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means (including, without limitation, by fax or air courier), when delivered at the address specified above, provided that any such notice, request or communication shall not be effective until received, and provided, further, that notice by fax shall not be deemed received unless receipt is acknowledged.

8.4.  Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities. Each of the Holders of the Registrable Securities agrees, by accepting any portion of the Registrable Securities after the date hereof, to the provisions of this Agreement including, without limitation, appointment of a representative (the “Investor’s Representative”) to act on behalf of such Holder pursuant to the terms hereof which such actions shall be made in the good faith discretion of the Investor’s Representative and be binding on all persons for all purposes.

8.5.  Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

8.6.  Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to applicable principles of conflicts of law.

8.7.  Jurisdiction. If any action is brought among the parties with respect to this Agreement or otherwise, by way of a claim or counterclaim, the parties agree that in any such action, and on all issues, the parties irrevocably waive their right to a trial by jury. Exclusive jurisdiction and venue for any such action shall be the State or Federal Courts serving the City, County and State of New York. In the event suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court if such party prevails on substantially all disputed matters.

8.8.  Entire Agreement. This Agreement, together with the Purchase Agreement, embodies the entire agreement and understanding between the Company and each other party hereto relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

8.9.  Severability. If any provision of this Agreement, or the application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

8.10.  Binding Effect. All the terms and provisions of this Agreement whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.

8.11.  Preparation of Agreement. This Agreement shall not be construed more strongly against any party regardless of who is responsible for its preparation. The parties acknowledge each contributed and is equally responsible for its preparation.

8.12.  Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall nay single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

8.13.  Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Investor and the Company have as of the date first written above executed this Agreement.

LINCOLN INTERNATIONAL CORPORATION

By:	/s/ Lawrence Kwok-Yan Chan
Lawrence Kwok-Yan Chan, Chief Executive Officer

INVESTORS

BARRON PARTNERS LP
By: Barron Capital Advisors, LLC, its General Partners

By:	/s/ Andrew Barron Worden Andrew Barron Worden, President
730 Fifth Avenue, 25th Floor
New York NY 10019

EOS HOLDINGS

By:	/s/ Jon R. Carnes Jon R.Carnes, President
2560 Highvale Dr.
Las Vegas, NV 89134